UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2005

DORAL FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Puerto Rico (State or Other Jurisdiction of Incorporation)	0-17224 (Commission File Number)	66-031262 (IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-474-6700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

     The information included in Item 5.02 is incorporated by reference and filed herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 14, 2005, Doral Financial Corporation (the “Company”) issued a press release announcing that the Board of Directors of the Company had unanimously elected John A. Ward, III, a highly experienced professional in the financial services, banking and mortgage industries, as non-executive Chairman of the Board of Directors. Mr. Ward will also serve as a member of the Audit and Risk Policy committees of the Board of Directors. There was no arrangement or understanding between Mr. Ward and any other persons pursuant to which Mr. Ward was elected non-executive Chairman of the Board of Directors and there are no related party transactions between Mr. Ward and the Company.

     Mr. Ward’s prior experience includes serving as Chairman and CEO of American Express Bank from 1996 until 2000. Prior to joining American Express, Mr. Ward was an executive for 27 years at The Chase Manhattan Bank, during which time he served as CEO of Chase Bankcard Services and President and CEO of Chase Personal Financial Services, a nationwide retail mortgage and home equity lender. He serves as an independent director of several boards of directors of publicly held companies.

     Pursuant to the terms of his agreement, Mr. Ward will receive an annual stipend of $100,000, payable in monthly installments. Mr. Ward will not receive any additional compensation for his service as a member of the Audit and Risk Policy committees.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On July 14, 2005, the Board of Directors of the Company approved certain amendments to the By-laws of the Company. Section 2 of Article III of the By-laws was amended to provide that the Board of Directors of the Company shall consist of not less than five nor more than thirteen directors, as shall be fixed from time to time by the Board of Directors. In addition, the Board of Directors approved other amendments to the Company’s By-laws to provide for a non-executive Chairman of the Board of Directors. The amendments became effective upon their adoption by the Board of Directors on July 14, 2005. A copy of the By-laws of the Company, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

     In connection with the election of Mr. Ward as non-executive Chairman of the Board of Directors, the number of directors of the Company has been fixed at ten.

Item 7.01 Regulation FD

     A copy of the above-referenced press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference

     The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

3.1	By-laws of Doral Financial Corporation

99.1	Press release dated July 14, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: July 19, 2005	By:	/s/ Ricardo Meléndez

	Name:	Ricardo Meléndez
	Title:	Executive Vice President and Chief Financial Officer

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